NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE
    OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PROVIDED IN SECTION 4 OF THIS WARRANT.

Issued as of                                         Void after November 1, 2003

November 1, 2000

                       WARRANT TO PURCHASE 555,556 SHARES

                                       OF

                                  COMMON STOCK

                                       OF

                             MDI Entertainment, Inc.

                       (Incorporated under the Laws of the
                               State of Delaware)


               THIS TO CERTIFY THAT eLot, Inc. or its permitted registered assigns (eLot, Inc. and such permitted assigns sometimes hereinafter being referred to as the "Holder"), is entitled, subject to the terms and conditions set forth herein, and further subject to adjustment as hereinafter provided, to purchase from MDI Entertainment, Inc., a Delaware corporation (the "Company"), an aggregate of 555,556 fully paid and nonassessable shares (the "Underlying Shares") of the common stock of the Company, $.001 par value ("Common Stock"), upon payment of the purchase price of $3.50 per Underlying Share (the "Purchase Price"), and also is entitled to exercise the other appurtenant rights, powers and privileges hereinafter set forth at any time from and after 9:00 a.m. (Eastern Standard Time) November 1, 2000, and on or before 5:00 p.m. (Eastern Standard Time), on November 1, 2003.

               This Warrant (the "Warrant") entitles the Holder hereof to purchase up to an aggregate of 555,556 shares of Common Stock, which right shall vest in full on November 1, 2000.

    THE TRANSFER OF THE WARRANT AND UNDERLYING SHARES ARE RESTRICTED BY THE PROVISIONS OF SECTION 3 HEREOF.

1.      Exercise of Warrant.
        -------------------

               The Warrant may be exercised in whole or in part, during the Exercise Period, by the Holder hereof by delivery to the Company at its principal office at 201 Ann Street, Suite 210, Hartford, CT 06103 of (a) a written notice by the Holder, in substantially the form of the Subscription Notice attached hereto as Exhibit "A", of such Holder's election to exercise the Warrant, which notice shall specify the number of Underlying Shares to be purchased, (b) a check payable to the Company in an amount equal to the aggregate Purchase Price of the number of Underlying Shares of Common Stock being purchased and (c) the Warrant. The Company shall, as soon as reasonably practicable, execute and deliver or cause to be delivered to Holder, in accordance with such notice, one or more certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate(s) so delivered shall be issued in the name of the Holder or, with the consent of the Company, such other name as shall be designated in such notice. Such certificate(s) shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such Underlying Shares as of the date such notice is received by the Company. If the Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate(s), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by the Warrant (stated in Underlying Shares), which new Warrant shall in all other respects be identical to the Warrant, or, at the request of the Holder, appropriate notation may be made on the Warrant and the same returned to the Holder.

2.      Fractional Shares.
        -----------------

               The Warrant is only exercisable with respect to whole Underlying Shares and not fractions thereof unless the Company otherwise agrees. Accordingly, the Company shall not be required to issue certificates representing fractions of Underlying Shares upon any exercise of the Warrant; provided, however, in respect of any final fraction of a share it may, at its sole option, in lieu of delivering a fractional share, make a payment in cash based upon the then fair market value of such fraction of the Underlying Shares.

3.      Restriction on Exercise and Transfer of Warrants and Transfer of Common
        -----------------------------------------------------------------------
        Stock.
        ------

               Except as otherwise provided herein, the Warrant and the certificates representing the Underlying Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

    "Neither the Warrant nor the shares of Common Stock issuable upon exercise of the Warrant have been registered under the Securities Act of 1933, as amended (the "Act"). Neither the Warrant nor such Shares may be sold, transferred, pledged or hypothecated except as provided in Section 3 of the Warrant to purchase Common Stock of the Company expiring November 1, 2003 a copy of which is on file at the principal office of the Company."

               The Warrant shall be exercisable (1) only if the issue of Underlying Shares issuable upon exercise is exempt from the requirements of registration under the Securities Act of 1933, as amended (the "Act"), (or any similar statute then in effect) and any applicable state securities law or (2) upon registration of such Underlying Shares in compliance therewith. The Warrant shall be transferable only if the Warrant is registered or the transfer is exempt from the requirements of registration under the Act (or any similar statute then in effect) and any applicable state securities law.

4.      Acknowledgment by the Holder of Restrictions.
        --------------------------------------------

               The Holder of the Warrant and the Underlying Shares, by acceptance hereof and thereof, acknowledges and agrees that: (a) the Warrant and the Underlying Shares have not been registered under the Act in reliance upon exemptions from the registration provisions of the Act set forth therein, or in the rules and regulations promulgated thereunder; and (b) the Warrant and the Underlying Shares will not be freely tradeable. The Holder represents that it fully understands the restrictions on his ability to transfer the Warrant and the Underlying Shares. Without limiting the foregoing and by way of illustration only, the Holder understands that if it presently desired to sell Underlying Shares pursuant to the exemption from the registration provisions of the Act contained in Rule 144 (the "Rule") promulgated under the Act, as presently constituted, such Underlying Shares might be sold by it pursuant to the Rule only after a minimum holding period of one (1) year (computed in accordance with the Rule) and, thereafter, only in the limited amounts, in the manner and under the limited circumstances prescribed by the Rule.

5.      Adjustments.
        -----------

               In the event that the outstanding Common Stock of the Company is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares of Common Stock, stock dividends or the like, an appropriate adjustment shall be made by the Board of Directors in the aggregate number of Underlying Shares available under the Warrant and in the price per Underlying Share under the Warrant. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the Holder of the Warrant shall, at the time of issuance of the stock under such corporate event, be entitled to receive upon the exercise of the Holder's Warrant the same number and kind of shares of stock or the same amount of property, cash or securities as the Holder would have been entitled to receive upon the happening of any such corporate event as if the Holder had been, immediately prior to such event, the Holder of the number of Underlying Shares covered by the Holder's Warrant.

               Any adjustment in the number of Underlying Shares shall apply proportionately to only the unexercised portion of the Warrant granted hereunder. If a fraction of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Underlying Shares.

6.      Reservation of Shares.
        ---------------------

               The Company covenants and agrees that (a) so long as the Warrant is outstanding, it has or will reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuing Underlying Shares from time to time upon the exercise of the Warrant, an adequate number of shares of Common Stock for delivery at the times and in the manner provided herein upon exercise of the Warrant; (b) the Underlying Shares delivered upon exercise of the Warrant shall be validly issued and outstanding and fully paid and nonassessable shares of Common Stock, free from any preemptive rights; and (c) it will pay when due any and all Federal and state original issue taxes which may be payable with respect to the issuance of the Warrant or of any shares of Common Stock upon exercise of the Warrant. The Company shall not, however, be required (i) to pay any transfer tax which may be payable with respect to any transfer of the Warrant, the issuance of certificates of Common Stock in a name other than that of the Holder or any transfer of Underlying Shares or (ii) to pay any Federal or state income taxes of Holder which may occur as a result of the exercise of the Warrant or (iii) to issue or deliver the Warrant or any certificate for Underlying Shares until any such taxes shall have been paid by the Holder.

7.      No Rights of Shareholders; Limitation of Liability.
        --------------------------------------------------

               No Holder shall, based on being a holder of the Warrant, be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other security of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change to or of par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised in accordance with Section 1 hereof. No provisions hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

8.      Replacement of Securities.
        -------------------------

               Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates evidencing ownership of the Warrant and in the event of any such loss, theft or destruction upon delivery of an indemnity agreement or, if the Holder so elects, a surety bond reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of any such certificate, the Company shall forthwith execute and deliver in lieu thereof a new Warrant of like tenor.

9.      Change; Waiver; Applicable Law.
        ------------------------------

               The Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. The Warrant shall be construed and enforced in accordance with the laws of the State of New York.

10.     Notices.
        -------

               Any notice to be given to the Company under the terms hereof shall be addressed to the Company in care of its President at 201 Ann Street, Suite 210, Hartford, CT 06103, and any notice to the Holder shall be addressed to its address as reflected on the records of the Company, or at such other address as the Company, the Holder and its permitted successors or assigns may hereafter designate in writing to the other. Any such notice shall have been deemed given upon personal delivery or on the third business day after being enclosed in a properly sealed envelope or wrapper properly addressed, registered or certified and deposited (postage and registry or certification fee prepaid) in post office or branch post office regularly maintained by the United States Government.

11.     Form of Election to Exercise Warrant.
        ------------------------------------

               The form to be used in the event the Holder hereof desires to exercise the Warrant is attached hereto as Exhibit "A".

               IN WITNESS WHEREOF, the Company has caused the Warrant to be signed in its name by its President or a duly authorized Vice President.

DATED November 1, 2000

                                            COMPANY:
                                            MDI Entertainment, Inc.,
                                            a Delaware corporation

                                            By /s/ Steven M. Saferin
                                            ------------------------
                                            Name: Steven M. Saferin
                                            Title: President and Chief Executive
                                            Officer

                                                 [CORPORATE SEAL]
ATTEST:

 /s/ Kenneth M. Przysiecki
 -------------------------

                                            HOLDER:
                                            eLOT, INC.


                                            By /s/ Robert Daum
                                            ------------------
                                            Name: Robert Daum
                                            Title: Executive Vice President

                                    EXHIBIT A

                               SUBSCRIPTION NOTICE

               The undersigned, the Holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, ___________________________________ (_____________________)
shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor in the amount of __________________________________________
Dollars ($________________) in cash or check made payable to the Company, and requests that one or more certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to the undersigned, whose address is

------------------------------------------
---------------------------------.

               The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon the exercise, the undersigned is acquiring such Common Stock for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Stock may bear a legend substantially as follows:
"Neither the Warrant nor the shares of Common Stock issuable upon exercise of the Warrant have been registered under the Securities Act of 1933, as amended (the "Act"). Neither the Warrant nor such shares may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act or otherwise in compliance with the Act."

DATED:                                      [HOLDER]
       -------------------


                                       By

                                            Name:
                                            Title:

                                            Address: